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                                  FORUM FUNDS

                           Mastrapasqua Growth Fund

                        Supplement Dated July 14, 2006
                      to Prospectus Dated October 1, 2005

The section entitled "Portfolio Managers," appearing on pages 8 and 9 of the Prospectus, is hereby deleted in its entirety and replaced as follows:

Portfolio Manager

Frank Mastrapasqua is responsible for the day-to-day management of the Fund.

Frank Mastrapasqua Chairman and Chief Executive Officer of the Adviser since 1993. Dr. Mastrapasqua has more than 30 years of experience in the investment industry and prior to his establishment of the Adviser, was a Partner and Director of Research at J.C. Bradford & Co. Prior to that, Dr. Mastrapasqua was a Senior Vice President, Chief Economist and Manager of Fixed Income Research at Salomon Smith Barney, Inc.

The Fund's SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities in the Fund.